Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Second Quarter 2007

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Second Quarter 2007

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2006, as amended by Amendment No. 1 thereto, and the Form 10-Qs that we filed with the SEC during fiscal 2007.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of June 30, 2007, we own interests in and asset manage 25 operating properties with 13.0 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet. We also own, hold interests in or have the ability to develop land suitable for the development of up to approximately 6.5 million rentable square feet of space.

QUARTERLY HIGHLIGHTS

On April 25, 2007, the Company completed the sale of 9.2 million shares of common stock at $16.00 per share. The net proceeds, after deducting underwriting discounts and commissions and offering expenses were $139.3 million, of which $33.7 million was used to redeem 2,170,000 units in TPG, L.P. which we refer to as the (“Operating Partnership”) held by our CEO and 45,000 units held by another senior executive. Following the closing of the offering, the Company held a 60.5% interest in the Operating Partnership.

On May 30, 2007, our Operating Partnership purchased substantially all of the assets of Worldbuild Technologies, Inc., a corporation wholly-owned by David Gottfried and engaged in the business of providing consulting and other services related to sustainable real estate development and business practices. The assets purchased primarily included contracts and retainer agreements related to its consulting business. In conjunction with this purchase, Mr. Gottfried also became a full-time employee of our Operating Partnership.

On June 1, 2007, TPG/CalSTRS, LLC in joint venture with Lehman Brothers Holdings, Inc., acquired ten Class A office properties totaling approximately 3.5 million square feet in Austin, Texas from affiliates of Blackstone Real Estate Advisors. The portfolio was acquired for a purchase price of $1.15 billion. The acquisition, reserves and closing costs were funded with $907.5 million of debt financing proceeds and $295 million of equity, with our Operating Partnership funding $18.4 million of the equity, or 6.25%. Financing for the acquisition consisted of five property-level senior mortgage loans totaling $626 million bearing interest at fixed rates ranging from 6.01% to 6.08%; two property-level loans with senior and mezzanine components totaling $89 million, bearing interest ranging from LIBOR plus 1.16% to LIBOR plus 1.34%; and a secured term loan for $192.5 million bearing interest at LIBOR plus 2.25%, subject to adjustment under certain circumstances. In addition, the joint venture has obtained a $100 million secured revolving credit commitment to fund future capital requirements, bearing interest at LIBOR plus 2.25%, subject to adjustment under certain circumstances.

One of our assets held in our joint venture with CalSTRS, Intercontinental Center, was sold on May 30, 2007 for $24.2 million. The approximate gain on sale to our joint venture was $7.9 million.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 11-12 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 13-14 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Revenues:
Rental	$8,219	$8,340	$16,381	$16,635
Tenant reimbursements	5,136	4,649	10,307	9,542
Parking and other	939	1,318	1,957	2,215
Investment advisory, management, leasing, and development services	2,177	2,369	4,380	3,783
Investment advisory, management, leasing, and development services—unconsolidated real estate entities	5,308	4,166	9,666	6,339

Total revenues	21,779	20,842	42,691	38,514

Expenses:
Rental property operating and maintenance	3,985	3,849	8,335	8,178
Real estate taxes	1,549	1,463	3,024	2,919
Investment advisory, management, leasing, and development services	3,939	2,301	6,271	4,104
Rent—unconsolidated real estate entities	60	57	120	114
Interest	3,782	5,272	8,043	10,759
Depreciation and amortization	3,048	3,300	6,107	6,405
General and administrative	5,073	4,992	10,191	8,266

Total expenses	21,436	21,234	42,091	40,745

Gain on sale of real estate	1,420	—	2,389	—
Loss from early extinguishment of debt	—	—	—	(360)
Interest income	1,730	597	2,569	1,272
Equity in net loss of unconsolidated real estate entities	(1,363)	(1,364)	(4,532)	(4,335)
Minority interests—unitholders in the Operating Partnership	(941)	633	(348)	3,325
Minority interests in consolidated real estate entities	10	—	35	(524)

Income/(loss) before benefit for income taxes	1,199	(526)	713	(2,853)
Benefit/(provision) for income taxes	(549)	190	(318)	1,089

Net income/(loss)	$650	$(336)	$395	$(1,764)

Basic earnings/(loss) per share	$0.03	$(0.02)	$0.02	$(0.12)
Diluted earnings/(loss) per share	0.03	$(0.02)	$0.02	$(0.12)
Weighted average common shares—basic	20,540,116	14,332,397	17,468,385	14,328,162
Weighted average common shares—diluted	20,611,368	14,332,397	17,531,688	14,328,162

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30, 2007	December 31, 2006
ASSETS
Investments in real estate	$494,616	$442,798
Less accumulated depreciation	(111,821)	(106,644)

	382,795	336,154
Investments in unconsolidated real estate entities	61,762	52,364
Cash and cash equivalents	144,219	64,343
Restricted cash	20,514	21,500
Rents and other receivables, net	1,779	2,195
Receivables—unconsolidated real estate entities	4,097	4,074
Deferred rents	14,715	17,610
Deferred leasing and loan costs, net	14,168	14,707
Other assets	6,426	5,133

Total assets	$650,475	$518,080

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$352,915	$331,828
Accounts payable and other liabilities	44,350	35,458
Dividends and distributions payable	2,354	1,916
Prepaid rent	3,384	3,558
Deferred tax liability	—	2,392

Total liabilities	403,003	375,152

Minority interests:
Unitholders in the Operating Partnership	96,654	76,390
Minority interests in consolidated real estate entities	4,668	4,288

Total minority interests	101,322	80,678

Common stock	236	144
Limited voting stock	145	167
Additional paid-in capital	156,406	71,095
Retained deficit and dividends	(10,637)	(9,156)

Total stockholders’ equity	146,150	62,250

Total liabilities and stockholders’ equity	$650,475	$518,080

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the statements of operations of our unconsolidated real estate entities for the three and the six months ended June 30, 2007 and 2006. See the list of our unconsolidated entities on page 16.

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Revenues:
Rental	$38,736	$22,719	$70,194	$44,112
Tenant reimbursements	10,067	2,533	17,286	4,660
Parking and other	7,199	5,632	12,287	8,877

Total revenues	56,002	30,884	99,767	57,649

Expenses:
Rental property operating and maintenance	22,165	14,806	41,512	28,764
Real estate taxes	6,839	3,484	12,006	6,631
Interest	25,055	12,397	43,964	23,044
Depreciation and amortization	21,021	14,241	36,231	26,521

Total expenses	75,080	44,928	133,713	84,960

Loss from continuing operations	(19,078)	(14,044)	(33,946)	(27,311)
Gain on sale of real estate	7,932	6,151	7,932	6,151
Minority interest	(25)	1,061	(51)	1,964
Income (loss) from discontinued operations	(8)	(441)	(212)	(551)

Net loss	$(11,179)	$(7,273)	$(26,277)	$(19,747)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of our unconsolidated real estate entities as of June 30, 2007 and December 31, 2006. See the list of our unconsolidated entities on page 16.

	June 30, 2007	December 31, 2006
ASSETS
Investments in real estate, net	$2,322,865	$1,011,212
Cash and cash equivalents	28,801	9,903
Restricted cash	93,186	60,738
Rents, deferred rents and other receivables, net	51,892	40,754
Deferred charges and other assets, net	249,768	131,423
Assets associated with real estate held for sale	248	14,767

Total assets	$2,746,760	$1,268,797

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$2,121,205	$1,037,491
Accounts and interest payable and other liabilities	197,150	72,664
Obligations associated with real estate held for sale	144	13,676

Total liabilities	2,318,499	1,123,831
Owners’ equity	428,261	144,966

Total liabilities and owners’ equity	$2,746,760	$1,268,797

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended June 30, 2007 and 2006, including a reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended June 30, 2007			For the three months ended June 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,219	$8,581	$16,800	$8,340	$5,667	$14,007
Tenant reimbursements	5,136	1,967	7,103	4,649	499	5,148
Parking and other	939	1,350	2,289	1,318	1,244	2,562
Investment advisory, management, leasing, and development services	2,177	—	2,177	2,369	—	2,369
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	5,308	—	5,308	4,166	—	4,166

Total revenues	21,779	11,898	33,677	20,842	7,410	28,252

Expenses:
Rental property operating and maintenance	3,985	4,222	8,207	3,849	3,585	7,434
Real estate taxes	1,549	1,413	2,962	1,463	801	2,264
Investment advisory, management, leasing, and development services	3,939	—	3,939	2,301	—	2,301
Rent - unconsolidated real estate entities	60	—	60	57	—	57
Interest	3,782	5,408	9,190	5,272	2,672	7,944
Depreciation and amortization	3,048	4,265	7,313	3,300	3,455	6,755
General and administrative	5,073	—	5,073	4,992	—	4,992

Total expenses	21,436	15,308	36,744	21,234	10,513	31,747

Gain on sale of real estate	1,420	1,983	3,403	—	—	—
Interest income	1,730	— .	1,730	597	—	597
Equity in net loss of unconsolidated real estate entities	(1,363)	1,363	—	(1,364)	1,364	—
Minority interests—unitholders in the Operating Partnership	(941)	—	(941)	633		633
Minority interests in consolidated real estate entities	10	—	10	—	—	—

Income/(loss) income before income from discontinued operations and benefit/(provision) for income taxes	1,199	(64)	1,135	(526)	(1,739)	(2,265)
Income from discontinued operations	—	64	64	—	1,739	1,739

Income/(loss) before benefit/(provision) for income taxes	1,199	—	1,199	(526)	—	(526)
Benefit/(provision) for income taxes	(549)	—	(549)	190	—	190

Net income/(loss)	$650	$—	$650	$(336)	$—	$(336)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the six months ended June 30, 2007 and 2006, including a reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the six months ended June 30, 2007			For the six months ended June 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$16,381	$16,711	$33,092	$16,635	11,192	27,827
Tenant reimbursements	10,307	3,787	14,094	9,542	977	10,519
Parking and other	1,957	2,626	4,583	2,215	1,978	4,193
Investment advisory, management, leasing, and development services	4,380	—	4,380	3,783	—	3,783
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	9,666	—	9,666	6,339	—	6,339

Total revenues	42,691	23,124	65,815	38,514	14,147	52,661

Expenses:
Rental property operating and maintenance	8,335	8,620	16,955	8,178	6,779	14,957
Real estate taxes	3,024	2,713	5,737	2,919	1,576	4,495
Investment advisory, management, leasing, and development services	6,271	—	6,271	4,104	—	4,104
Rent - unconsolidated real estate entities	120	—	120	114	—	114
Interest	8,043	10,209	18,252	10,759	5,248	16,007
Depreciation and amortization	6,107	8,119	14,226	6,405	6,682	13,087
General and administrative	10,191	—	10,191	8,266	—	8,266

Total expenses	42,091	29,661	71,752	40,745	20,285	61,030

Gain on sale of real estate	2,389	1,983	4,372	—	—	—
Loss from early extinguishment of debt	—	—	—	(360)	—	(360)
Interest income	2,569	—	2,569	1,272	—	1,272
Equity in net loss of unconsolidated real estate entities	(4,532)	4,532	—	(4,335)	4,335	—
Minority interests—unitholders in the Operating Partnership	(348)	—	(348)	3,325	—	3,325
Minority interests in consolidated real estate entities	35	—	35	(524)	—	(524)

Income/(loss) before income from discontinued operations and benefit/(provision) for income taxes	713	(22)	691	(2,853)	(1,803)	(4,656)
Income/(provision) from discontinued operations	—	22	22	—	1,803	1,803

Income/(loss) before benefit for income taxes	713	—	713	(2,853)	—	(2,853)
Benefit/(provision) for income taxes	(318)	—	(318)	1,089	—	1,089

Net income/(loss)	$395	$—	$395	$(1,764)	$—	$(1,764)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (Non-GAAP)

(in thousands)

(unaudited)

The following is the pro-rata consolidated balance sheets of TPGI as of June 30, 2007 and December 31, 2006, including reconciliations from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	June 30, 2007			December 31, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$382,795	$364,864	$750,659	$336,154	$252,612	$588,766
Investments in unconsolidated real estate entities	61,762	(61,762)	—	52,364	(52,364)	—
Cash and cash equivalents	144,219	3,560	147,779	64,343	2,554	66,897
Restricted cash	20,514	15,877	36,391	21,500	14,044	35,544
Rents, deferred rents and other receivables, net	20,591	11,757	32,348	23,879	10,062	33,941
Deferred charges and other assets, net	20,594	37,962	58,556	19,840	37,998	57,838
Assets associated with real estate held for sale	—	62	62	—	3,692	3,692

Total assets	$650,475	$372,320	$1,022,795	$518,080	$268,598	$786,678

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$352,915	$346,716	$699,631	$331,828	$246,755	$578,583
Accounts payable, dividends and distributions payable, and other liabilities	50,088	25,568	75,656	43,324	18,424	61,748
Obligations associated with real estate held for sale	—	36	36	—	3,419	3,419

Total liabilities	403,003	372,320	775,323	375,152	268,598	643,750
Minority interests	101,322	—	101,322	80,678	—	80,678
Total stockholders’ equity	146,150	—	146,150	62,250	—	62,250

Total liabilities and stockholders’ equity	$650,475	$372,320	$1,022,795	$518,080	$268,598	$786,678

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income/(Loss) to EBDT:

	For the three months ended June, 2007			For the three months ended June, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income/(loss)	$650	$—	$650	$(336)	$—	$(336)
Deferred income tax provision/(benefit)	549	—	549	(190)	—	(190)
Minority interests	931	—	931	(633)	—	(633)
Depreciation and amortization	3,048	4,265	7,313	3,300	3,455	6,755
Amortization of loan costs	82	358	440	89	318	407

EBDT	$5,260	$4,623	$9,883	$2,230	$3,773	$6,003

TPGI share of EBDT (1)	$2,947	$2,590	$5,537	$1,011	$1,710	$2,721

EBDT per share – basic			$0.27			$0.19

EBDT per share – diluted			$0.27			$0.19

Weighted average common shares outstanding—basic			20,540,116			14,332,397

Weighted average common shares outstanding—diluted			20,611,368			14,347,971

(1)	Based on a weighted average interest in our operating partnership of 56.03% and 45.32% for the three months ended June 30, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes to occupancy rates, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs, and provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income/(Loss) to EBDT:

	For the six months ended June, 2007			For the six months ended June, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income/(loss)	$395	$—	$395	$(1,764)	$—	$(1,764)
Deferred income tax provision /(benefit)	318	—	318	(1,089)	—	(1,089)
Minority interests	313	—	313	(2,801)	—	(2,801)
Depreciation and amortization	6,107	8,119	14,226	6,405	6,682	13,087
Amortization of loan costs from discontinued operations	—	12	12	—	—	—
Amortization of loan costs	163	770	933	261	610	871

EBDT	$7,296	$8,901	$16,197	$1,012	$7,292	$8,304

TPGI share of EBDT (1)	$3,718	$4,536	$8,254	$461	$3,323	$3,784

EBDT per share – basic			$0.47			$0.26

EBDT per share – diluted			$0.47			$0.26

Weighted average common shares outstanding—basic			17,468,385			14,328,162

Weighted average common shares outstanding—diluted			17,531,688			14,338,810

(1)	Based on a weighted average interest in our operating partnership of 50.96% and 45.57% for the six months ended June 30, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income/(Loss) to ATCF:

	For the three months ended June 30, 2007			For the three months ended June 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income/(loss)	$650	$—	$650	$(336)	$—	$(336)
Deferred income tax provision /(benefit)	549	—	549	(190)	—	(190)
Minority interests	931	—	931	(633)	—	(633)
Depreciation and amortization	3,048	4,265	7,313	3,300	3,455	6,755
Amortization of loan costs	82	358	440	89	318	407
Non-cash compensation expense	1,068	—	1,068	2,029	—	2,029
Straight-line rent adjustments	1,439	(930)	509	1,423	(560)	863
Fair market value of rent adjustments	(2)	(293)	(295)	(167)	(14)	(181)

ATCF	$7,765	$3,400	$11,165	$5,515	$3,199	$8,714

TPGI share of ATCF (1)	$4,351	$1,905	$6,256	$2,499	$1,450	$3,949

ATCF per share – basic			$0.30			$0.28

ATCF per share – diluted			$0.30			$0.28

Weighted average common shares outstanding—basic			20,540,116			14,332,397

Weighted average common shares outstanding—diluted			20,611,368			14,347,971

(1)	Based on a weighted average interest in our operating partnership of 56.03% and 45.32% for the three months ended June 30, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income/(Loss) to ATCF:

	For the six months ended June 30, 2007			For the six months ended June 30, 2006
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income/(loss)	$395	$—	$395	$(1,764)	$—	$(1,764)
Deferred income tax provision/(benefit)	318	—	318	(1,089)	—	(1,089)
Minority interests	313	—	313	(2,801)	—	(2,801)
Depreciation and amortization	6,107	8,119	14,226	6,405	6,682	13,087
Amortization of loan costs from discontinued operations	—	12	12	—	—	—
Amortization of loan costs	163	770	933	261	610	871
Non-cash compensation expense	1,777	—	1,777	2,174	—	2,174
Straight-line rent adjustments	2,920	(1,836)	1,084	2,752	(1,256)	1,496
Fair market value of rent adjustments	(4)	(407)	(411)	(236)	10	(226)

ATCF	$11,989	$6,658	$18,647	$5,702	$6,046	$11,748

TPGI share of ATCF (1)	$6,110	$3,393	$9,503	$2,598	$2,756	$5,354

ATCF per share – basic			$0.54			$0.37

ATCF per share – diluted			$0.54			$0.37

Weighted average common shares outstanding—basic			17,468,385			14,328,162

Weighted average common shares outstanding—diluted			17,531,688			14,338,810

(1)	Based on a weighted average interest in our operating partnership of 50.96% and 45.57% for the six months ended June 30, 2007 and 2006, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Property management, leasing, and development services fees	$6,335	$6,308	$13,237	$10,273
Investment advisory fees:
Asset management fees	1,857	1,133	3,560	2,220
Acquisition and disposition fees	1,437	1,475	2,270	1,475

Total fees	9,629	8,916	19,067	13,968
Investment advisory, management, leasing and development services expenses	(3,939)	(2,301)	(6,271)	(4,104)

Net investment advisory, management, leasing and development services income	$5,690	$6,615	$12,796	$9,864

GAAP Presentation:
Total fees	9,629	8,916	19,067	13,968
Elimination of intercompany fees	(2,144)	(2,381)	(5,021)	(3,846)

Investment advisory management leasing and development services revenues	$7,485	$6,535	$14,046	$10,122

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA as of June 30, 2007

Our Ownership Properties

	Location	TPGI Percentage Interest		Rentable Square Feet (1)	Percent Leased	Estimated Year Stabilized (2)	Estimated Stabilized Net Operating Income (NOI) (3)		Expected Capital Expenditures to Complete Stabilization (4)		Loan Balance at June 30, 2007
Consolidated properties:
One Commerce Square	Philadelphia, PA	89.0	%(5)	942,866	95.8%	N/A	$12,827,000			N/A	$130,000,000
Two Commerce Square	Philadelphia, PA	89.0	(5)	953,276	99.8	N/A	14,523,000	(6)		N/A	154,538,000

Total/Weighted Average:				1,896,142	97.8%		$27,350,000				$284,538,000

Unconsolidated properties:
2121 Market Street (7)	Philadelphia, PA	50.0%		22,135	100.0%	N/A	$2,183,000		$	N/A	$19,261,000
Reflections I	Reston, VA	25.0		123,546	100.0	N/A	2,782,000			N/A	22,699,000
Reflections II	Reston, VA	25.0		64,253	100.0	N/A	1,508,000			N/A	9,457,000
2500 City West	Houston, TX	25.0		578,284	92.7	N/A	7,124,000			N/A	77,104,000
Fair Oaks Plaza	Fairfax, VA	25.0		179,688	92.1	N/A	2,769,000			N/A	44,300,000
City National Plaza	Los Angeles, CA	21.3		2,496,084	75.3	2009	61,657,000			111,555,000	498,778,000
Four Falls Corporate Center	Conshohocken, PA	25.0		253,985	78.7	2008	4,928,000			3,447,000	52,067,000
Oak Hill Plaza	Wayne/King of Prussia, PA	25.0		164,360	92.9	2009	2,458,000			869,000	44,452,000
Walnut Hill Plaza	Wayne/King of Prussia, PA	25.0		150,573	74.9	2009	1,817,000			1,633,000	— (8)
San Felipe Plaza	Houston, TX	25.0		980,472	97.1	2007	12,994,000			4,789,000	106,990,000
Brookhollow Central I, II and III	Houston, TX	25.0		804,181	50.8	2009	8,228,000			34,001,000	40,900,000
CityWestPlace	Houston, TX	25.0		1,473,020	98.5	2007	22,993,000			3,453,000	206,699,000
Centerpointe I, II	Fairfax, VA	25.0		421,651	96.3	2010	9,139,000			22,899,000	91,000,000
San Jacinto Center	Austin, TX	6.3		403,329	93.3	2009	6,950,000			7,363,000	101,000,000
Frost Bank Tower	Austin, TX	6.3		530,533	81.6	2009	11,791,000			8,360,000	150,000,000
One Congress Plaza	Austin, TX	6.3		517,849	83.7	2009	8,507,000			6,855,000	128,000,000
One American Center	Austin, TX	6.3		505,770	79.5	2009	8,939,000			7,579,000	120,000,000
300 W. 6th	Austin, TX	6.3		446,637	84.2	2009	9,883,000			5,636,000	127,000,000
Research Park Plaza I & II	Austin, TX	6.3		271,882	86.5	2009	4,681,000			1,999,000	51,500,000
Park 22 I-III	Austin, TX	6.3		203,716	88.2	2009	2,035,000			2,528,000	(9)
Great Hills Plaza	Austin, TX	6.3		135,333	86.4	2009	2,289,000			2,395,000	(9)
Stonebridge Plaza II	Austin, TX	6.3		193,131	98.1	2009	2,984,000			776,000	37,500,000
Westech 360 I-IV	Austin, TX	6.3		178,777	83.8	2009	2,913,000			3,573,000	(9)

Total/Weighted Average:				11,099,189	84.4%		$201,552,000			$229,710,000	$1,928,707,000

(1)	Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street.
(2)	For properties under renovation, represents the year in which stabilization, or 93% occupancy, is expected to occur.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA as of June 30, 2007—continued

(3)	For properties stabilized as of June 30, 2007, estimated stabilized net operating income (NOI) represents the expected annualized NOI as of June 30, 2007. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.
(4)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.
(5)	TPGI has an option to purchase the remaining 11% interests in One Commerce Square and Two Commerce Square for a maximum price of $4 million that we expect to exercise following October 2007.
(6)	A major lease at Two Commerce Square which expires in 2008 and 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over-market rental amount. The estimated present value of the over-market rent as of June 30, 2007 is approximately $16,374,000.
(7)	The square footage, occupancy and NOI information presented for 2121 Market Street represents the information for two retail/office tenants only, and excludes the 168 residential units comprising 132,823 square feet.
(8)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The loan balance for this property is included with the Oak Hill Plaza loan balance.
(9)	Three of our Austin, Texas properties collectively secure a bank term loan in the aggregate amount of $192.5 million.

Lease Expirations

Consolidated Properties’ Lease Expirations				Unconsolidated Properties’ Lease Expirations				TPGI Percentage Interest in Unconsolidated Properties’ Lease Expirations
Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration
Vacant	41,463			Vacant	1,733,772			Vacant	318,003
2007	54,413	$17.85	$17.88	2007	692,488	$14.85	$14.78	2007	142,120	$14.78	$14.73
2008	301,014	23.87	24.05	2008	683,033	13.52	15.05	2008	110,799	12.41	14.19
2009	84,249	25.18	14.76	2009	675,360	16.35	17.01	2009	132,790	16.85	17.51
2010	74,764	29.75	19.37	2010	665,949	12.12	13.14	2010	103,243	11.88	12.88
2011	111,538	15.97	15.79	2011	729,312	14.98	18.48	2011	120,747	14.42	18.42
Thereafter	1,228,701	19.96	21.03	Thereafter	5,919,275	11.65	19.49	Thereafter	1,126,199	10.12	19.16

Total	1,896,142			Total	11,099,189			Total	2,053,901

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA as of June 30, 2007—continued

Our Development Properties

Development Properties	Location	TPGI Percentage Interest		Number of Acres	Property Types	Potential Square Feet Upon Completion/ Development		Book Value	Loan Balance
Four Points Centre	Austin, TX	100%		259.8	Office/Retail /R&D/Hotel	1,660,000		$22,380,000	$4,253,000
Murano	Philadelphia, PA	73	(1)	1.1	Residential-condominium	576,000	(2)	76,182,000	42,964,000
2100 JFK Boulevard	Philadelphia, PA	100		0.7	Office/Retail/ Residential	366,000		4,862,000	—
Campus El Segundo	El Segundo, CA	100		26.1	Office/Retail/R&D/Hotel	1,925,000	(3)	41,699,000	17,259,000
2500 City West land	Houston, TX	25		6.3	Office/Retail/Hotel/Residential	500,000		6,814,000	—
City West Place land	Houston, TX	25		24.0	Office/Retail/Hotel/ Residential	1,500,000		20,675,000	—

Total				318.0		6,527,000		$172,612,000	$64,476,000

(1)	We have a $20.5 million preferred equity interest in Murano. Excluding the preferred equity interest, we own a 73.0% ownership interest in Murano.
(2)	The construction of Murano, a 302-unit high-rise residential condominium project, commenced in the second quarter of 2006. We expect construction to be substantially complete in the second quarter of 2008.
(3)	The total Campus El Segundo development project is comprised of 46.5 acres and, as currently planned, will consist of up to 2.175 million square feet of mixed-use development. A 14.1 acre parcel, which may include up to approximately 250,000 square feet of development, was sold in September 2006. In addition, in September 2006, a 5.4 acre parcel was sold and a 1.0 acre parcel of the Campus El Segundo property was deeded to the City of El Segundo. The remaining 26.1 acre parcel will support up to 1.9 million square feet of development.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA as of June 30, 2007—continued

Our Managed Properties

Managed Properties	Location	Year Built/ Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	90.1%
Valencia Town Center (1)	Valencia, CA	1996-2001	393,626	98.7
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	99.0
1835 Market Street	Philadelphia, PA	1987	686,503	90.1
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,552,718	96.1%

(1)	This property was sold by the third party owner on July 2, 2007 and is no longer managed by TPGI after that date.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

The table below summarizes our outstanding consolidated debt as of June 30, 2007:

	Interest rate	Outstanding debt	Maturity date
Secured debt
One Commerce Square mortgage loan	5.7%	$130,000	1/6/16
Two Commerce Square:
Mortgage loan	6.3	112,291	5/09/13
Senior mezzanine loan	17.7	38,052	1/09/10
Junior mezzanine loan	15.0	4,195	1/09/10
Campus El Segundo mortgage loan	7.63	17,259	10/10/07
Four Points Centre mortgage loan
Mortgage loan	8.25	4,000	8/28/07
Construction loan	8.25	253	6/11/10
Murano construction loan	8.61	25,531	7/31/09
Murano loan	6.82	17,434	9/26/07

Total secured debt		$349,015

Unsecured and other debt
Former minority partner	5.0	3,900	10/12/09

		$3,900

Weighted-average interest rate at June 30, 2007	7.7%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – continued

(in thousands)

The table below summarizes the outstanding debt for the unconsolidated properties as of June 30, 2007:

	Interest Rate	Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza Senior	6.9%	$498,778	7/17/08	$106,448
CityWestPlace
Senior mortgage loan	6.16	121,000	7/6/16	30,250
Senior mortgage loans (Note A and B)	6.45	85,699	6/1/08	21,425
San Felipe Plaza	5.44	106,989	8/11/10	26,747
2500 City West	5.56	77,104	8/11/10	19,276
Brookhollow Central I, II, and III	7.57	40,900	8/9/07	10,226
Four Falls Corporate Center	5.93	52,067	3/6/10	13,017
Oak Hill Plaza/Walnut Hill Plaza	5.98	44,452	3/6/10	11,113
2121 Market Street	6.05	19,261	8/1/33	9,631
Reflections I	5.23	22,699	4/1/15	5,675
Reflections II	5.22	9,457	4/1/15	2,364
Centerpointe I and II	6.58	91,000	1/31/09	22,750
Fair Oaks Plaza	5.52	44,300	1/31/17	11,075
San Jacinto	6.05	101,000	6/11/17	6,313
Frost Bank Tower	6.06	150,000	6/11/17	9,375
One Congress Plaza	6.08	128,000	6/11/17	8,000
One American Center	6.03	120,000	6/11/17	7,500
300 W. 6th St.	6.01	127,000	6/11/17	7,938
Research Park Plaza I and II	6.66	51,500	6/9/09	3,219
Stonebridge Plaza II	6.48	37,500	6/9/09	2,344
Austin bank term loan	7.57	192,500	6/1/13	12,030

		$2,121,206		$346,716

Weighted-average interest rate at June 30, 2007	6.20%

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of June 30, 2007:

		Aggregate Principal
Debt
Mortgage loans		$263,550
Other loans		89,365

Total consolidated debt		352,915
Company share of unconsolidated debt		346,716

Total combined debt		$699,631

	Shares/Units Outstanding	Market Value (1)
Equity
Common stock	23,747,936	$379,492
Operating partnership units	15,485,002	247,450

Total common equity	39,232,938	$626,942

Total consolidated market capitalization		$979,857

Total combined market capitalization (2)		$1,326,573

(1)	Based on the closing price of $15.98 per share of TPGI common stock on June 30, 2007.
(2)	Includes TPGI’s share of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing

Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director